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[LOGO] First Security Benefit Life Insurance
       and Annuity Company of New York SM                                          SECUREDESIGNS(R) DOLLAR COST AVERAGING

QUESTIONS? CALL OUR CUSTOMER SERVICE CENTER AT 1-800-888-2461.

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INSTRUCTIONS
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Use this form to request periodic exchanges from one investment option to one or more investment options. Complete the entire form. Please type or print.

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1. PROVIDE GENERAL ACCOUNT INFORMATION
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[ ] Application Attached or Contract Number _____________________________________

Name of Owner ___________________________________________________________________________________________________________
                First                                 MI                   Last

Mailing Address _________________________________________________________________________________________________________
                Street Address                                  City                      State               ZIP Code

Social Security Number/Tax I.D. Number ____________________________________

Daytime Phone Number ______________________________________ Home Phone Number ___________________________________________

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2. SET UP DOLLAR COST AVERAGING
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Please complete each sub-section.

A. Effective Date________________________________________
                 Date (mm/dd/yyyy - must be between 1st and 28th of the month)

   If no date is indicated, or date indicated is prior to the date of receipt, the first transfer will occur on the date the request is received in proper form.

B. Frequency (check one):

   [ ] Monthly    [ ] Quarterly

   [ ] Annually   [ ] Semi-Annually

C. Option (check one):

   [ ] $ ___________________ per transfer over __________________ months/years.

   [ ] _____________% per transfer over _________  months/years.

   [ ] Fixed Period over ______________ months/years.

   [ ] Only Interest/Earnings over ___________ months/years.

   (Earnings will accrue for one time period - i.e. monthly or quarterly - from the effective date before the first transfer occurs.)

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                                                                                                       Please Continue ->

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3. PROVIDE INVESTMENT DIRECTIONS
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TRANSFER FROM (CHOOSE ONLY ONE):                             TRANSFER TO (INDICATE WHOLE PERCENTAGES TOTALING 100%):

____ AIM V.I. Basic Value      ____ Rydex VT Sector          ____ AIM V.I. Basic Value      ____ Rydex VT Sector
                                    Rotation                                                     Rotation
____ AIM V.I. Capital                                        ____ AIM V.I. Capital
     Development               ____ Salomon Brothers              Development               ____ Salomon Brothers
                                    Variable Aggressive                                          Variable Aggressive
____ AIM V.I. Global                Growth                   ____ AIM V.I. Global                Growth
     Health Care                                                  Health Care
                               ____ Salomon Brothers                                        ____ Salomon Brothers
____ AIM V.I.                       Variable Small Cap       ____ AIM V.I.                       Variable Small Cap
     International Growth           Growth                        International Growth           Growth

____ AIM V.I.                  ____ SBL Alpha Opportunity    ____ AIM V.I.                  ____ SBL Alpha Opportunity
     Mid Cap Core Equity                                          Mid Cap Core Equity
                               ____ SBL Diversified Income                                  ____ SBL Diversified Income
____ AIM V.I. Real Estate                                    ____ AIM V.I. Real Estate
                               ____ SBL Enhanced Index                                      ____ SBL Enhanced Index
____ American Century                                        ____ American Century
     VP Ultra(R)               ____ SBL Equity                    VP Ultra(R)               ____ SBL Equity

____ American Century          ____ SBL Equity Income        ____ American Century          ____ SBL Equity Income
     VP Value                                                     VP Value
                               ____ SBL Global                                              ____ SBL Global
____ Dreyfus IP                                              ____ Dreyfus IP
     Technology Growth         ____ SBL HighYield                 Technology Growth         ____ SBL HighYield

____ Dreyfus VIF               ____ SBL Large Cap Growth     ____ Dreyfus VIF               ____ SBL Large Cap Growth
     International Value                                          International Value
                               ____ SBL Large Cap Value                                     ____ SBL Large Cap Value
____ MFS(R) VIT Research                                     ____ MFS(R) VIT Research
     International             ____ SBL Main Street Growth        International             ____ SBL Main Street Growth
                                    & Income                                                     & Income
____ MFS(R) VIT Total Return                                 ____ MFS(R) VIT Total Return
                               ____ SBL Managed Asset                                       ____ SBL Managed Asset
____ MFS(R) VIT Utilities           Allocation               ____ MFS(R) VIT Utilities           Allocation

____ Oppenheimer Main          ____ SBL Mid Cap Growth       ____ Oppenheimer Main          ____ SBL Mid Cap Growth
     Street Small Cap                                             Street Small Cap
     Fund/VA                   ____ SBL Mid Cap Value             Fund/VA                   ____ SBL Mid Cap Value

____ PIMCO VIT All Asset       ____ SBL Money Market         ____ PIMCO VIT All Asset       ____ SBL Money Market

____ PIMCO VIT                 ____ SBL Select 25            ____ PIMCO VIT                 ____ SBL Select 25
     CommodityRealReturn                                          CommodityRealReturn
     Strategy                  ____ SBL Small Cap Growth          Strategy                  ____ SBL Small Cap Growth

____ PIMCO VIT Foreign Bond    ____ SBL Small Cap Value      ____ PIMCO VIT Foreign Bond    ____ SBL Small Cap Value
     (U.S. Dollar-Hedged)                                         (U.S. Dollar-Hedged)
                               ____ SBL Social Awareness                                    ____ SBL Social Awareness
____ PIMCO VIT Low Duration                                  ____ PIMCO VIT Low Duration
                               ____ Van Kampen LIT                                          ____ Van Kampen LIT
____ PIMCO VIT Real Return          Comstock                 ____ PIMCO VIT Real Return          Comstock

____ Royce Micro-Cap           ____ Van Kampen LIT           ____ Royce Micro-Cap           ____ Van Kampen LIT
                                    Government                                                   Government
____ RVT CLS AdvisorOne                                      ____ RVT CLS AdvisorOne
     Amerigo                   ____ Van Kampen UIF Equity         Amerigo                   ____ Van Kampen UIF Equity
                                    and Income                                                   and Income
____ RVT CLS AdvisorOne                                      ____ RVT CLS AdvisorOne
     Clermont                  ____ Fixed Account                 Clermont                  ____ Fixed Account

                               MUST TOTAL 100%                                              MUST TOTAL 100%

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4. PROVIDE SIGNATURE
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I understand and authorize the transaction(s) requested on this form.

X__________________________________________________________  X___________________________________________________________
 Signature of Owner                        Date (mm/dd/yyyy)  Signature of Joint Owner (if applicable)  Date (mm/dd/yyyy)

X__________________________________________________________   ___________________________________________________________
 Signature of Representative (optional)    Date (mm/dd/yyyy)  Print Name of Representative

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Mail to: First Security Benefit Life Insurance and Annuity Company of New York
       o Administrative Office o PO Box 750497 o Topeka, KS 66675-0497 or
                             Fax to: 1-785-368-1772
                   Visit us online at www.securitybenefit.com
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